Exhibit 10.47
ADDENDUM FOUR
TO LEASE AGREEMENT FOR A GAMMA KNIFE UNIT
     This ADDENDUM FOUR TO LEASE AGREEMENT FOR A GAMMA KNIFE UNIT (this “Addendum”) is effective as of December 1, 2002 between Hoag Memorial Hospital Presbyterian, a California Corporation (“Hospital”), and GK Financing, LLC, a California limited liability company (“GKF”).
RECITALS
     WHEREAS, on October 31, 1996, GKF and Hospital executed a Lease Agreement for a Gamma Knife Unit (the “Original Lease”);
     WHEREAS, the parties executed and Addendum Three to Lease Agreement For A Gamma Knife Unit (“Addendum Three”) which was effective through November 30, 2002;
     WHEREAS, at the expiration of Addendum Three on November 30, 2002, the parties intended to extend the terms and provisions of Addendum Three for an additional three-year period from December 1, 2002 through November 30, 2005, but inadvertently neglected to execute a document memorializing the same; and
     WHEREAS, the parties desire to enter into this Addendum in order to memorialize their agreement on December 1, 2002 to extend the terms and provisions of Addendum Three as described above.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
AGREEMENT
     1. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning set forth in the Original Lease.
     2. Addendum Extension. All of the terms and provisions of Addendum Three are hereby extended and shall remain in effect for an additional three (3) year period commencing from December 1, 2002 through November 30, 2005.
     3. Full Force and Effect. Except as otherwise amended hereby or provided herein, all of the terms and provisions of the Original Lease shall remain in full force and effect.
[Signatures continued on next page]

[Signature page to Addendum Four To Lease Agreement For A Gamma Knife Unit dated effective as of December 1, 2002 between Hoag Memorial Hospital Presbyterian and GK Financing, LLC.]
     IN WITNESS WHEREOF, the parties have executed this Addendum effective as of the date first written above.

“HOSPITAL”	Hoag Memorial Hospital Presbyterian

BY:	/s/ Robert Braithwaite

	Name:	Robert Braithwaite
	Title:	VP, Operations

“GKF”	GK Financing, LLC

BY:	/s/ Craig K. Tagawa

Craig K. Tagawa
Chief Executive Officer